UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 19, 2013
(Date of earliest event reported)

Solera National Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction	000-53181 (Commission File Number)	02-0774841 (IRS Employer Identification No.)
of incorporation)

319 S. Sheridan Blvd.
Lakewood, Colorado 80226

(Address of principal executive offices) (Zip Code)

(303) 209-8600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Compensation of Interim Chief Executive Officer

Effective September 1, 2013, Mr. Ray L. Nash, Interim President & CEO of Solera National Bancorp, Inc. and Solera National Bank, requested that his salary be adjusted from $3,846 per week to $2,308 per week. The Compensation Committee of Solera National Bancorp, Inc. concurred.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA NATIONAL BANCORP, INC.

Dated: August 22, 2013
	By:	/s/ Robert J. Fenton
	Name:	Robert J. Fenton
	Title:	Executive Vice President and Chief Financial Officer